UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2021

AutoWeb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 North Ashley Drive, Suite 300 Tampa, Florida 33602-4314
(Address of principal executive offices) (Zip Code)

(949) 225-4500

Registrant’s telephone number, including area code

______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AUTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On September 13, 2021, AutoWeb, Inc. (“Company”) entered into a Third Amendment to Loan, Security and Guarantee Agreement (“Credit Facility Third Amendment”) with CIT Northbridge Credit LLC (“CNC”), to amend the Company’s existing Loan, Security and Guarantee Agreement with CNC initially entered into on March 26, 2020, as amended on May 18, 2020, and further amended on July 30, 2021 (the existing Loan Agreement, as amended to date, is referred to herein collectively as the “Credit Facility Agreement”). The Credit Facility Third Amendment provides for, among other changes to the Credit Facility Agreement, a change in the available borrowing base calculation for the acquisition of used motor vehicle inventory by Tradein Expert, Inc., a Delaware corporation and wholly owned subsidiary of Company (“Tradein Expert”), from up to (A) the lesser of (i) $3,000,000.00 and (ii) 85% of the value of eligible accounts receivable arising from the sale of used motor vehicles by Tradein Expert to (B) the lesser of (i) $3,000,000 and (ii) eighty percent (80%) of the purchase price (subject to certain limitations set forth in the Credit Facility Third Amendment) for eligible vehicles (as defined in the Credit Facility Third Amendment) in Tradein Expert’s used motor vehicle inventory. The Credit Facility Third Amendment also reduces the minimum borrowing usage requirement from fifty percent (50%) to forty percent (40%) of the aggregate revolver amount, which is a minimum borrowing usage requirement reduction from $10,000,000 to $8,000,000.

The foregoing description of the Credit Facility Agreement and Credit Facility Third Amendment is not complete and is qualified in its entirety by reference to the Loan, Security and Guarantee Agreement dated as of March 26, 2020, by and between the Company and CIT Northbridge Credit LLC, which is incorporated herein by reference to Exhibit 10. 1 to the Current Report on Form 8-K filed with the SEC on March 26, 2020 (SEC File No. 001-34761), as amended by the First Amendment to Loan, Security and Guarantee Agreement dated as of May 18, 2020, which is incorporated herein by reference to Exhibit 10. 1 to the Current Report on Form 8-K filed with the SEC on May 19, 2020 (SEC File No. 001-34761), the Second Amendment to and Consent Under Loan, Security and Guarantee Agreement dated as of July 30, 2021, which is incorporated herein by reference to Exhibit 10. 1 to the Current Report on Form 8-K filed with the SEC on August 2, 2021 (SEC File No. 001-34761), and the Third Amendment to Loan, Security and Guarantee Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to Loan, Security and Guarantee Agreement dated as of September 13, 2021, by and between AutoWeb, Inc., a Delaware corporation, and CIT Northbridge Credit LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2021

AUTOWEB, INC.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller Executive Vice President, Chief Legal Officer and Secretary

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